EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Annual Report of TC Global, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 28, 2010, as filed with the Securities and Exchange Commission on August 11, 2010 (the “Report”), I, Carl W. Pennington, Sr., President (principal executive officer and acting principal financial officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Report, as amended by this Amendment No. 1, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report, as amended by this Amendment No. 1, fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CARL W. PENNINGTON, SR.
Carl W. Pennington, Sr. President (principal executive officer and acting principal financial officer) August 11, 2010